Investor Presentation February 2016

Safe Harbor Statement This presentation contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: changes in the economy generally and in respect to the businesses in which CTS operates; unanticipated issues in integrating acquisitions; the results of actions to reposition our businesses; rapid technological change; general market conditions in the automotive, communications, and computer industries, as well as conditions in the industrial, defense and aerospace, and medical markets; reliance on key customers; unanticipated natural disasters or other events; the ability to protect our intellectual property; pricing pressures and demand for our products; unanticipated developments that could occur with respect to contingencies such as litigation and environmental matters as well as any product liability claims; and risks associated with our international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks. Many of these, and other, risks and uncertainties are discussed in further detail in Item 1A. of the Annual Report on Form 10-K. We undertake no obligation to publicly update our forward- looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes. 2

Our Company 3 Ticker: CTS (NYSE) Founded: 1896 Business: CTS is a leading designer and manufacturer of sensors, actuators and electronic components. Locations: 11 manufacturing locations throughout North America, Asia and Europe. Number of Employees: ~3,000 Globally 2015 Sales: $382 Million Sales by Market:  Transportation – 67%  Industrial – 14%  Information Technology – 5%  Defense / Aerospace – 5%  Medical – 3%  Communications – 3% Other – 3% Sales by Region:  Americas – 55%  Asia – 32%  Europe – 13% Note: Sales by market and region based on 2015 sales

4 Our History - 120 Years of Innovation

Our New Identity 5 CTS has been part of the future for 120 years. As technology has continued to move forward, we’ve been right alongside, engineering intelligent ways to meet people’s ever changing needs. Today is no different and we continue to reinvent ourselves by establishing a new identity. New visuals and graphics are representative of our renewed purpose, vision, promise and value proposition. To learn more, visit www.ctscorp.com Our Purpose: We’re here to enable an intelligent and seamless world. Our Vision: We aim to be a leading provider of sensing and motion devices as well as connectivity components, enabling an intelligent and seamless world. Our Promise: Your Partner in Smart Solutions Our Value Proposition: Sense. Connect. Move.

Our Customers 6 Ind. / Defense New European OEM Transportation Medical Communications Industrial / IT Distribution Transportation Industrial / IT Other

Our Products 7 Accelerator Pedals Switches & Controls Timing Components RF Filters EMI/RFI Filters Smart Actuators Micro Actuators Torque Motor Actuator Sensors

Diversify End Markets

Targeted End Markets	
Light Vehicles	30-50%
Industrial	20-30%
Medical	10-20%
Commercial Vehicles	10-20%
Comm./IT	10-20%
Aviation/Defense	5-15%



M
O
DA
LV/CV
C
I
EMS Divestiture
Front End Refocus
M
AD
IT/O
C
I
[CATE
GORY
NAME
]
AD
C/IT
CV
M
LV
I
New Customers
Regional Expansion
Organic Projects
M&A
AD
C/IT
CV
LV
M
I
Organic Growth
Innovation
M&A
Legend:
AD: Aviation/Defense
C: Communications
CV: Commercial Vehicles
I: Industrial
IT: Information Technology
LV: Light Vehicles
M: Medical
O: Others

8

Organic Growth - Focusing on Our Value Proposition

Sense

Develop next generation sensor products

Expanded pedal applications

Expanded switch and control product line

Expanded piezo-ceramic applications and new technologies:

- Naval sonar buoys
- Naval hydrophones
- Miniature medical ultrasound

Connect

Low power OCXO

RF monoblock modules and ClearPlex Waveguide technology for telecom and military markets

Broaden portfolio of distribution products

Move

Leverage current competencies to expand actuator portfolio

Expanded piezo-ceramic applications and new technologies:

- Naval sonar buoys
- Industrial ultrasonic welding

New Products, New Applications, New Customers

CTS

9

Inorganic Growth - Targeted Acquisitions 10 Disciplined approach to acquisitions:  Returns in excess of cost of capital  Accretive to earnings  Maintain balance sheet strength  Synergy opportunities Strengthen Customer Relationships Expand Product Range Broaden Geographic Reach Enhance Technology Portfolio

Filter Sensing Technologies (FST) Acquisition

FST Overview

- Start-up founded by two MIT Ph. D. graduates located in the Boston area
- Innovative sensing technology that uses a low power RF signal to measure soot and ash loading on Diesel Particulate Filters (DPF) or Gasoline Particulate Filters (GPF)
- Suitable for aftertreatment systems in Passenger or Commercial Vehicles, diesel or gasoline.

Acquisition Rationale

- Disruptive sensing technology with potential to become a sensing platform
- Entry point into aftertreatment applications in Transportation applications
- Potential applications outside transportation
- Leverages CTS core capabilities

RF Sensing – DPF/GPF Benefits

- Highly accurate direct measurement of both soot and ash in DPF/GPF
- Optimize DPF/GPF to improve efficiency and reduce ash maintenance
- Reduce fuel consumption by optimizing particulate filter regeneration
- Enable aftertreatment system cost reduction
- Potential to integrate on-board diagnostics function while providing significant value add
- Extended filter component life and reduce warranty claims


RF-DPF

CTS

11

$305 $409 $404 $382 2012 2013 2014 2015 2016E Sales $0.64 $0.82 $0.97 $0.93 2012 2013 2014 2015 2016E Adjusted Earnings Per Share $400 $390 $1.05 $0.95 +2% to 13% 12 Note 1: Sales are from continuing operations. Adjusted EPS is as reported. +2% to 5% Note 2: 2016E represents guidance provided on February 8, 2016. Annual Financial Performance Trend ($ Millions except Adjusted Earnings Per Share)

New Business Awards 13 $299 2Q-4Q $484 $560 2012 2013 2014 2015 Not Reported 1Q Not Reported ($ Millions) 16% Growth

Improved Cost Structure  Manufacturing locations  Reduced from 15 to 11  Utilization of best cost manufacturing locations up from ~50% in 2013 to >80% by 2017 – ~70% at the end of 2015  Shift SG&A spend – Increase Sales & Marketing, Optimize G&A  Improve presence in Europe and Asia  Increase customer intimacy  Lean corporate office  G&A best cost optimization  Continue to fund R&D for growth  Closer to customer  Best cost optimization 14

Equity 76% [CATEGOR Y NAME] $124 $135 $157 $75 $75 $91 2013 2014 2015 Strong Balance Sheet and Conservative Capital Structure Capital Structure 15 Total Debt to Capitalization Net Debt $(49) $(60) Current Capital Structure ($200M Facility) Debt Cash $(66) ($ Millions except percentages)

Capital Structure Leverage = 1.0x - 2.5x EBITDA Operating Cash Flow Return Capital to Shareholders ~4% of Sales 20-40% of Free Cash Flow 12-14% of Sales 60-80% of Free Cash Flow Target Capital Deployment – Disciplined Approach 16 Growth Acquisitions Investment Dividends & Buybacks

Appendix

Financial Summary Note 1: Adjusted data excludes restructuring and related charges, certain asset impairments, income tax and other adjustments. Note 2: All figures are from continuing operations except for Adjusted EPS (As Reported), Free Cash Flow, Total Debt / Capitalization and Controllable Working Capital - % of Sales. 18 ($ Millions, except percentages and adjusted EPS) Net Sales Adjusted Operating Earnings Adjusted Operating Earnings % of Sales Adjusted Net Earnings Adjusted Net Earnings % of Sales Adjusted Diluted EPS (As Reported) Free Cash Flow Total Debt / Capitalization Depreciation and Amortization Adjusted EBITDA Adjusted EBITDA % of Sales Controllable Working Capital - % of Sales Capex Capex - % of Sales 2015 $382.3 $47.8 12.5% $31.2 8.2% $0.93 $28.9 24.4% $16.3 $60.9 15.9% 10.4% $9.7 2.5% 2014 $404.0 $50.2 12.4% $33.2 8.2% $0.97 $19.5 20.6% $17.0 $66.5 16.5% 10.3% $12.9 3.2% 2013 $409.5 $33.6 8.2% $25.5 6.2% $0.82 $23.6 20.2% $17.3 $54.5 13.3% 11.7% $12.4 3.0% 2012 $304.5 $13.2 4.3% $12.1 4.0% $0.64 $27.6 36.4% $13.5 $28.7 9.4% 16.8% $8.0 2.6% 2011 $279.9 $15.7 5.6% $13.4 4.8% $0.67 $8.7 22.0% $12.1 $29.5 10.5% 17.4% $12.1 4.3%

CTS Competitors

Accelerator Pedals	Bosch, Denso, Hella, KSR
EMI/RFI Filters	API Technologies, AVX, Corry Micronics, Ferroperm, Spectrum Conrols, Stelco
Frequency	Epson, Mtron, NDK, Rakon, Si Labs, Tai Tien, TEW, Vectron
Mechatronics	Borg Warner, Continental, Delphi, Denso, Johnson Electric, Minebea, Mitsuba, Mitsubishi Electric, Valeo
Piezoelectric	Channel Technology Group, Exelis, Morgan, Murata, NGK/Sumitomo, TDK
Resistor Networks	BI Tech, Bourns, KOA
RF Filters	Partron, Shangshin Elecom, UBE
Sensors	Alps, Bourns, Bosch, Continental, Delphi, Sensata, Stoneridge, TT (AB), Tyco Electronics (TE)
Switches & Controls	Alps, BI Tech, Bourns, C&K, Diptronics, ECE, Elma, Grayhill, Tocos

CTS

19

CTS Core Values 20

Adjusted EBITDA

CTS Corporation
ADJUSTED EBITDA YEAR-TO-DATE
($ in millions)

As Reported for 2013 Continuing Operations excluding EMS divestiture Discontinued Operations:

	Q4 2015	Nine Months 2015	Q3 2015	First Half 2015	Q2 2015	Q1 2015	Nine Months 2014	First Half 2014	Q1 2014
Net earnings / (loss) from continuing operations	(13.7)	20.6	(4.8)	25.4	19.1	6.3	19.6	11.4	5.1
Depreciation and amortization expense	4.3	12.0	3.9	8.1	4.0	4.1	12.7	8.4	4.2
Interest expense	0.7	1.9	0.7	1.2	0.6	0.6	1.8	1.2	0.6
Tax expense / (benefit)	13.0	(7.7)	(2.2)	(5.5)	(8.2)	2.7	11.0	7.2	3.9
EBITDA from continuing operations	$ 4.3	$ 26.8	$ (2.4)	$ 29.2	$ 15.5	$ 13.7	$ 45.1	$ 28.3	$ 13.9
Charges (credits) to reported EBITDA:									
Restructuring and asset impairment charges	9.5	5.7	2.6	3.1	2.3	0.8	6.2	4.1	1.1
Additional legal costs	-	-	-	-	-	-	-	-	-
Additional CEO search, legal costs and acquisition*	-	-	-	-	-	-	-	-	-
Non-recurring environmental charge	-	14.5	14.5	-	-	-	-	-	-
Gain on sale-leaseback	-	-	-	-	-	-	-	-	-
Total adjustments to reported EBITDA	9.5	20.2	17.1	3.1	2.3	0.8	6.2	4.1	1.1
Adjusted EBITDA from continuing operations	$ 13.8	$ 47.0	$ 14.7	$ 32.3	$ 17.8	$ 14.5	$ 51.3	$ 32.4	$ 15.0
Total Sales from continuing operations	$ 93.3	$ 289.0	$ 90.6	$ 198.4	$ 100.1	$ 98.3	$ 303.6	$ 203.7	$ 100.7
Adjusted EBITDA as a percentage of total sales from continuing operations	14.8%	16.3%	16.2%	16.3%	17.8%	14.8%	16.9%	15.9%	14.9%

	Full Year 2015	Full Year 2014	Full Year 2013	Full Year 2012	Full Year 2011	Full Year 2010
Net earnings / (loss) from continuing operations	7.0	26.5	2.0	13.5	11.3	17.7
Depreciation and amortization expense	16.3	17.0	17.3	13.5	12.1	11.6
Interest expense	2.6	2.3	3.3	2.6	2.1	1.0
Tax expense / (benefit)	5.3	12.8	16.1	1.0	1.1	4.2
EBITDA from continuing operations	$ 31.2	$ 58.6	$ 38.6	$ 30.5	$ 26.5	$ 34.5
Charges (credits) to reported EBITDA:						
Restructuring and asset impairment charges	15.2	7.9	11.8	4.5	2.6	1.0
Additional legal costs	-	-	-	1.5	0.3	-
Additional CEO search, legal costs and acquisition*	-	-	4.1	2.5	-	-
Non-recurring environmental charge	14.5	-	-	-	-	-
Gain on sale-leaseback	-	-	-	(10.3)	-	-
Total adjustments to reported EBITDA	29.7	7.9	15.9	(1.8)	3.0	1.0
Adjusted EBITDA from continuing operations	$ 60.9	$ 66.5	$ 54.5	$ 28.7	$ 29.5	$ 35.5
Total Sales from continuing operations	382.3	$ 404.0	$ 409.5	$ 304.5	$ 279.9	$ 282.9
Adjusted EBITDA as a percentage of total sales from continuing operations	15.9%	16.5%	13.3%	9.4%	10.5%	12.6%

As Historically Reported prior to 2013 Discontinued Operations:

	Nine Months 2013	1st Half 2013	Full Year 2012	Full Year 2011	Full Year 2010
Net earnings / (loss)	$ (0.9)	$ (7.8)	20.3	$ 21.0	$ 22.0
Depreciation and amortization expense	16.7	11.4	19.6	17.5	17.6
Interest expense	2.8	2.0	2.6	2.1	1.1
Tax expense / (benefit)	14.9	11.3	6.6	5.4	6.0
EBITDA	$ 33.5	$ 16.9	$ 49.1	$ 46.0	$ 46.7
Charges (credits) to reported EBITDA:					
Restructuring and asset impairment charges	10.0	8.9	8.5	3.1	1.7
Additional legal costs	-	-	-	0.3	-
Additional CEO search, legal costs and acquisition*	2.3	1.5	4.0	-	-
Transaction Costs	0.6	-	-	-	-
Goodwill impairment	-	-	-	-	-
Gain on sale-leaseback	-		(10.3)	-	-
Total adjustments to reported EBITDA	12.9	10.4	2.2	3.5	1.7
Adjusted EBITDA	$ 46.3	$ 27.3	$ 51.3	$ 49.5	$ 48.4
Total Sales	$ 460.6	$301.1	$ 576.9	$ 588.5	$ 552.6
Adjusted EBITDA as a percentage of total sales.	10.1%	9.1%	8.9%	8.4%	8.8%

	Full Year 2009	Full Year 2008	Nine Months 2012	First Half 2012
Net earnings / (loss)	$ (34.1)	$ 28.1	$ 11.5	$ 5.6
Depreciation and amortization expense	19.5	24.2	14.6	9.6
Interest expense	1.9	6.2	1.9	1.3
Tax expense / (benefit)	13.6	(1.8)	2.7	1.2
EBITDA	$ 1.0	$ 56.7	$ 30.7	$ 17.7
Charges (credits) to reported EBITDA:				
Restructuring and asset impairment charges	2.2	6.1	4.7	3.8
Additional legal costs	-	-	-	-
Additional CEO search, legal costs and acquisition*	-	-	1.2	-
Transaction Costs	-	-	-	-
Goodwill impairment	33.2	-	-	-
Gain on sale-leaseback	-	-	-	-
Total adjustments to reported EBITDA	35.4	6.1	5.9	3.8
Adjusted EBITDA	$ 36.4	$ 62.8	$ 36.6	$ 21.6
Total Sales	$ 499.0	$ 691.7	$ 438.6	$ 301.3
Adjusted EBITDA as a percentage of total sales.	7.3%	9.1%	8.3%	7.2%

*The 2012 quarterly expenses do not add to the full year or nine months amounts because the expenses in Q1 and Q2 were not material and therefore, not discussed.

21

Adjusted Net Earnings 22 CTS Corporation Reconciliation of Net Earnings (Loss) to Adjusted Net Earnings (Loss) ($ in millions) As Reported for 2013 Continuing Operations excluding EMS divestiture Discontinued Operations: Q4 Nine Months Q3 First Half Q2 Q1 Q4 Nine Months Q3 First Half Q2 Q1 2015 2014 2013 2012 2011 2010 Net earnings / (loss) from continuing operations (A) (13.7) 20.6 (4.8) 25.4 19.1 6.3 6.9 19.6 8.1 11.4 6.4 5.1 7.0 26.5 2.0 13.5 11.3 17.7 Charges (credits) to reported net earnings (loss): Restructuring, restructuring-related, and asset impairment charges 9.5 5.7 2.5 3.2 2.4 0.8 1.7 6.2 2.1 4.1 3.1 1.1 15.2 7.9 11.8 4.5 2.6 1.0 Goodwill impairment - - - - - - - - - - - - - - - - - - Gain on sale-leaseback - - - - - - - - - - - - - - - (10.3) - - Additional legal costs - - - - - - - - - - - - - - - 1.5 0.3 - Transaction costs - - - - - - - - - - - - - - - 1.5 0.3 - Non-recurring environmental charge - 14.5 14.5 - - - - - - - - - 14.5 - - - - - Additional CEO search, legal costs and acquisition* - - - - - - - - - - - - - - 4.1 2.5 - - Total adjustments to reported net earnings from continuing operations 9.5 20.2 17.0 3.2 2.4 0.8 1.7 6.2 2.1 4.1 3.1 1.1 29.7 7.9 15.9 (0.3) 3.3 1.0 Total adjustments, tax affected from continuing operations (B) 9.0 13.5 11.1 2.4 1.8 0.6 1.2 5.1 1.8 3.3 2.4 0.9 22.4 6.3 12.0 (1.4) 2.1 0.7 Impact of tax repatriation (C) 8.8 - - - - - - - - - - - 8.8 - 10.5 - - - Impact of UK deferred tax asset write-off (D) - - - - - - - - - - - - - - 1.0 - - - Impact of tax asset write-off related to restructuring (E) - - - - - - - 0.4 - 0.4 (0.2) 0.6 - 0.4 - - - - Impact of reserve on an uncertain tax position (F) 0.2 5.0 - 5.0 5.0 - - - - - - - 5.2 - - - - - Impact of change in valuation allowance (G) 2.7 0.9 0.9 - - - - - - - - - 3.5 - - - - - Impact of change in treatment of certain foreign taxes (H) (0.4) (15.3) 0.5 (15.8) (15.8) - - - - - - - (15.7) - - - - - Adjusted net earnings / (loss) from continuing operations (A+B+C+D+E+F+G+H) 6.6$ 24.7$ 7.7$ 17.0$ 10.1$ 6.9$ 8.1$ 25.1$ 9.9$ 15.2$ 8.5$ 6.6$ 31.2$ 33.2$ 25.5$ 12.1$ 13.4$ 18.3$ Total Sales from continuing operations 93.3$ 289.0$ 90.6$ 198.4$ 100.1$ 98.3$ 100.4$ 303.6$ 100.0$ 203.7$ 103.0$ 100.7$ 382.3$ 404.0$ 409.5$ 304.5$ 279.9$ 282.9$ Adjusted net earnings / (loss) as a percentage of total sales from continuing operations 7.1% 8.5% 8.5% 8.6% 10.1% 7.0% 8.1% 8.3% 9.9% 7.4% 8.3% 6.6% 8.2% 8.2% 6.2% 4.0% 4.8% 6.5% - As Historically Reported prior to 2013 Discontinued Operations: Nine Months Q3 First Half Q2 Q1 Q4 Nine Months Q3 First Half Q2 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Net earnings / (loss) (A) (0.9) 6.8 (7.8) (11.3) 3.6 8.8 11.5 5.9 5.6 3.3 2.3 5.9 5.9 4.1 5.1 4.8 6.9 5.9 4.4 4.1 4.5 (7.0) (35.6) Charges (credits) to reported net earnings (loss): Restructuring, restructuring-related, and asset impairment charges 10.0 1.1 8.9 8.1 0.8 3.8 4.7 0.9 3.8 3.8 - 2.4 - 0.7 - 1.7 - - - - - - 2.2 Goodwill impairment - - - - - - - - - - - - - - - - - - 33.2 Gain on sale-leaseback - (10.3) - - - - - - - - - - - - - - - - - Additional legal costs - - - - - - - - - 0.3 - - - - - - - - - Transaction Costs 0.6 0.6 Additional CEO search, legal costs and acquisition* 2.3 0.8 1.5 0.8 0.7 2.7 1.2 0.3 - - - - - - - - - - - - - - - Total adjustments to reported net earnings 12.9 2.4 10.4 8.9 1.5 (3.7) 5.9 1.2 3.8 3.8 - 2.4 - 1.0 - 1.7 - - - - - - 35.4 Total adjustments, tax affected (B) 8.7 1.3 7.3 6.3 1.1 (2.6) 4.2 0.8 2.8 2.8 - 1.8 - 0.7 - 1.1 - - - - - - 34.5 Impact of tax repatriation (C) 10.8 - 10.8 10.8 - - - - - - - - - - - - - - - - - 9.1 - Impact of UK deferred tax asset write-off (D) 1.0 - 1.0 1.0 Impact of tax treaty (E) - - - - - - - - - - - - - - - - - - - Impact of reversal of tax reserves (F) - - - - - - - - - - - - - - - 2.5 - - - Adjusted net earnings / (loss) (A+B+C+D+E+F) 19.5$ 8.1$ 11.3$ 6.7$ 4.6$ 6.3$ 15.7$ 6.7$ 8.4$ 6.1$ 2.3$ 7.7$ 5.9$ 4.8$ 5.1$ 5.9$ 6.9$ 5.9$ 4.4$ 6.6$ 4.5$ 2.1$ (1.1)$ Total Sales 460.6$ 159.6$ 301.1$ 151.6$ 149.5$ 138.3$ 438.6$ 137.4$ 301.3$ 154.3$ 147.0$ 144.0$ 146.1$ 146.9$ 151.5$ 145.0$ 139.4$ 138.9$ 129.4$ 133.9$ 126.6$ 120.4$ 118.1$ Adjusted net earnings / (loss) as a percentage of total sales. 4.2% 5.1% 3.8% 4.4% 3.1% 4.5% 3.6% 4.9% 2.8% 4.0% 1.6% 5.3% 4.0% 3.3% 3.4% 4.1% 4.9% 4.2% 3.4% 4.9% 3.6% 1.7% -0.9% *The 2012 quarterly expenses do not add to the full year or nine months amounts because the expenses in Q1 and Q2 were not material and therefore, not discussed. 2010 2009 2015 2014 Full Year 2013 2012 2011

Adjusted Operating Earnings 23 CTS Corporation Reconciliation of Operating Earnings (Loss) to Adjusted Operating Earnings (Loss) ($ in millions) As Reported for 2013 Continuing Operations excluding EMS divestiture Discontinued Operations: 2015 2015 2015 2015 2015 2015 Q4 Nine Months Q3 First Half Q2 Q1 Q4 Nine Months Q3 First Half Q2 Q1 2015 2014 2013 2012 2011 2010 2009 Operating earnings / (loss) from continuing operations 0.9 17.2$ (3.9)$ 21.0$ 10.5$ 10.5$ 10.3$ 32.0$ 11.2$ 20.8$ 9.9$ 10.8$ 18.1$ 42.3$ 17.7$ 15.1$ 12.7$ 23.3$ (1.6)$ Charges (credits) to reported operating earnings (loss): Restructuring, restructuring-related, and asset impairment charges 9.5 5.7 2.5 3.2 2.4 0.8 1.7 6.2 2.1 4.1 3.1 1.1 15.2 7.9 11.8 4.5 2.6 1.0 2.1 Goodwill impairment - - - - - - - - - - - - - - - - - - 2.4 Gain on sale-leaseback - - - - - - - - - - - - - - - (10.3) - - - Additional legal costs - - - - - - - - - - - - - - - 1.5 0.3 - - Transaction Costs - - - - - - - - - - - - - - - - - - - Non-recurring environmental charge - 14.5 14.5 - - - - - - - - - 14.5 - - - - - - Additional CEO search, legal costs and acquisition\ - - - - - - - - - - - - - - 4.1 2.5 - - - - Total adjustments to reported operating earnings / (loss) from continuing operations 9.5 20.2 17.0 3.2 2.4 0.8 1.7 6.2 2.1 4.1 3.1 1.1 29.7 7.9 15.9 (1.8) 3.0 1.0 4.5 ` Adjusted operating earnings / (loss), excluding above referenced items from contiuning operations 10.4$ 37.4$ 13.2$ 24.2$ 12.9$ 11.3$ 12.0$ 38.2$ 13.3$ 24.9$ 13.0$ 11.9$ 47.8$ 50.2$ 33.6$ 13.2$ 15.7$ 24.3$ 2.9$ Total Sales from continuing operations 93.3$ 289.0$ 90.6$ 198.4$ 100.1$ 98.3$ 100.4$ 303.6$ 100.0$ 203.7$ 103.0$ 100.7$ 382.3$ 404.0$ 409.5$ 304.5$ 279.9$ 282.9$ 213.2$ Adjusted operating earnings / (loss), excluding above referenced items, as a percentage of total sales from continuing operations 11.1% 12.9% 14.5% 12.2% 12.9% 11.5% 12.0% 12.6% 13.3% 12.2% 12.6% 11.8% 12.5% 12.4% 8.2% 4.3% 5.6% 8.6% 1.4% As Historically Reported prior to 2013 Discontinued Operations: Nine Months Q3 Q2 Q1 Q4 Nine Months Q3 First Half Q2 Q1 Q4 Q3 Q2 Q1 1st Half Q4 Q3 Q2 Q1 Operating earnings / (loss) 14.8$ 10.1$ 1.7$ 3.0$ 12.2$ 14.4$ 6.8$ 7.6$ 5.7$ 1.9$ 7.2$ 7.8$ 4.5$ 5.8$ 14.1$ 6.0$ 7.8$ 7.7$ 6.3$ Charges (credits) to reported operating earnings (loss): Restructuring, restructuring-related, and asset impairment charges 10.0$ 1.1 8.1 0.8 3.8 4.7 0.9 3.8 3.8 - 2.4 - 0.7 - - 1.7 - - - Goodwill impairment - - - - - - - - - - - - - - - - - - - Gain on sale-leaseback - - - - (10.3) - - - - - - - - - - - - - Additional legal costs - - - - - - - - - - - - 0.3 - - - - - Transaction Costs 0.6 0.6 - - - - - - - - - - - - - - - - Additional CEO search, legal costs and acquisition* 2.3 0.8 0.8 0.7 2.7 1.2 0.3 - - - - - - - - - - - Total adjustments to reported operating earnings / (loss) 12.9 2.4 8.9 1.5 (3.7) 5.9 1.2 3.8 3.8 - 2.4 - 1.0 - - 1.7 - - - Adjusted operating earnings / (loss), excluding above referenced items 27.6$ 12.5$ 10.6$ 4.5$ 8.5$ 20.4$ 8.0$ 11.5$ 9.5$ 1.9$ 9.6$ 7.8$ 5.5$ 5.8$ 14.1$ 7.7$ 7.8$ 7.7$ 6.3$ Total Sales 460.6$ 159.6$ 151.6$ 149.5$ 138.3$ 438.6$ 137.4$ 301.3$ 154.3$ 147.0$ 144.0$ 146.1$ 146.9$ 151.5$ 268.3$ 145.0$ 139.4$ 138.9$ 129.4$ Adjusted operating earnings / (loss), excluding above referenced items, as a percentage of total sales 6.0% 7.9% 7.0% 3.0% 6.2% 4.7% 5.8% 3.8% 6.2% 1.3% 6.7% 5.3% 3.8% 3.8% 5.3% 5.3% 5.6% 5.6% 4.9% *The 2012 quarterly expenses do not add to the full year or nine months amounts because the expenses in Q1 and Q2 were not material and therefore, not discussed. 2013 2012 2011 2014 Full year 2010

Adjusted Earnings Per Share CTS Corporation Reconciliation of Diluted Earnings (Loss) Per Share to Adjusted Diluted Earnings (Loss) Per Share As Reported for Q4 2013 Continuing Operations excluding EMS divestiture Discontinued Operations: Q4 Q3-YTD Q3 Q2-YTD Q2 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 2015 2014 2013 2012 2011 2010 Diluted earnings/(loss) per share - GAAP from continuing operations (0.42)$ 0.61$ (0.15)$ 0.75$ 0.57$ 0.19$ 0.21$ 0.24$ 0.19$ 0.15$ 0.12$ 0.16$ (0.31)$ 0.09$ 0.21$ 0.78$ 0.06$ 0.39$ 0.32$ 0.51$ Tax affected charges (credits) to reported earnings (loss) per share: Restructuring, restructuring-related, and asset impairment charges 0.28 0.13 0.06 0.07 0.05 0.01 0.03 0.05 0.07 0.02 0.10 0.01 0.16 0.01 0.40 0.18 0.28 0.10 0.05 0.02 Gain on sale-leaseback - Singapore - - - - - - - - - - - - - - - - (0.23) - - Additional CEO search and legal costs** - - - - - - - - - - - - - - - - 0.04 0.01 - CEO transition costs - - - - - - - - - 0.03 0.01 0.02 0.01 - - 0.07 0.01 - - Non-recurring environmental charge - 0.28 0.28 - - - - - - - - - - - 0.27 - - - - - Acquisition-related costs - - - - - - - - - - - - - - - - 0.04 - - Total tax affected adjustments to reported earnings/(loss) per share 0.28 0.41 0.34 0.07 0.05 0.01 0.03 0.05 0.07 0.02 0.13 0.02 0.18 0.02 0.67 0.18 0.35 (0.04) 0.06 0.02 Tax impact of cash repatriation 0.27 - - - - - - - - - (0.01) - 0.32 - 0.26 - 0.31 - - - Tax asset write-off related to restructuring - - - - - - - - (0.01) 0.02 - - - - - 0.01 - - - - Tax impact of UK deferred tax asset write-off - - - - - - - - - - - - 0.03 - - - 0.03 - - - Tax impact in recognition of foreign valuation allowance 0.07 0.03 0.03 0.10 Tax impact of reserve on an uncertain tax position 0.01 0.15 - 0.15 0.15 - - - - - - - - - 0.17 - - - - - Tax impact of change in treatment of certain foreign taxes (0.01) (0.46) 0.01 (0.47) (0.47) - - - - - - - - - (0.48) - - - - - Adjusted diluted earnings / (loss) per share from continuing operations 0.20$ 0.74$ 0.23$ 0.50$ 0.30$ 0.20$ 0.24$ 0.29$ 0.25$ 0.19$ 0.24$ 0.18$ 0.22$ 0.11$ 0.93$ 0.97$ 0.75$ 0.35$ 0.38$ 0.53$ As Historically Reported prior to Q4 2013 Discontinued Operations: Q4 Q3-YTD Q3 Q2-YTD Q2 Q1 Q4 Q3-YTD Q3 Q2-YTD Q2 Q1* Q4 Q3-YTD Q3 Q2 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Diluted earnings/(loss) per share - GAAP (0.09)$ (0.03)$ 0.20$ (0.23)$ (0.34)$ 0.10$ 0.26$ 0.33$ 0.17$ 0.16$ 0.10$ 0.07$ 0.17$ 0.43$ 0.17$ 0.12$ 0.15$ 0.14$ 0.20$ 0.17$ 0.13$ 0.12$ 0.13$ (0.21)$ (1.06)$ Tax affected charges (credits) to reported earnings (loss) per share: Restructuring, restructuring-related, and asset impairment charges 0.08 0.20 0.02 0.18 0.17 0.02 0.09 0.10 0.02 0.08 0.08 - 0.05 0.01 - 0.01 - 0.03 - - - - - - 0.05 Goodwill impairment - - - - - - - - - - - - - - - - - - - - - - - - 0.98 Gain on sale-leaseback - Singapore - - - - - - (0.23) - - - - - - - - - - - - - - - - - - Additional CEO search and legal costs** - - - - - - 0.02 0.02 - - - - - 0.01 - 0.01 - - - - - - - - - CEO transition costs 0.03 0.04 0.01 0.03 0.02 0.02 - - 0.01 - - - - - - - - - - - - - - - - Transaction costs - - - - - - - - - - - - - - - - - - - - - - - - - EMS divestiture 0.23 0.01 0.01 - - - - - - - - - - - - - - - - - - - - - - Acquisition-related costs - - - - - - 0.04 - - - - - - - - - - - - - - - - - - Total tax affected adjustments to reported earnings/(loss) per share 0.34 0.25 0.04 0.21 0.19 0.04 (0.08) 0.12 0.02 0.08 0.08 - 0.05 0.02 - 0.02 - 0.03 - - - - - - 1.03 Tax impact of cash repatriation - 0.32 - 0.32 0.32 - - - - - - - - - - - - - - - - - - 0.27 - Tax impact of UK deferred tax asset write-off - 0.03 - 0.03 0.03 - - - - - - - - - - - - - - - - - - - - Impact of reversal of tax reserves and change in tax treaty - - - - - - - - - - - - - - - - - - - - - 0.07 - - - Adjusted diluted earnings / (loss) per share 0.25$ 0.57$ 0.24$ 0.33$ 0.20$ 0.14$ 0.18$ 0.45$ 0.19$ 0.24$ 0.18$ 0.07$ 0.22$ 0.45$ 0.17$ 0.14$ 0.15$ 0.17$ 0.20$ 0.17$ 0.13$ 0.19$ 0.13$ 0.06$ (0.03)$ *In the Q1 2012 press release, CTS reported adjusted diluted earnings per share of $0.14. This was due to timing related issues that were recovered in first half 2012. ** The 2012 quarterly expenses do not add to the full year or Q3-YTD total because the expenses in Q1 and Q2 were not material and therefore, not discussed. 2015 2014 2013 Full Year 2013 2012 2011 2010 2009 24

Capex as % of Sales 25 CTS Corporation Definition of Financial Term - "Capex as Percentage of Sales" ($ in millions) As Reported for 2013 Continuing Operations excluding EMS divestiture Discontinued Operations: 2015 2015 2015 2015 2015 2015 Q4 Q3-YTD Q3 Q2-YTD Q2 Q1 Nine Months First Half Q1 2015 2014 2013 2012 2011 2010 2009 Capex from continuing operations 3.1$ 6.6$ 2.7$ 3.9$ 2.7$ 1.2$ 9.0$ 6.0$ 2.8$ 9.7$ 12.9$ 12.4$ 8.0$ 12.1$ 11.1$ 5.1$ Total Sales from continuing operations 93.3 289.0 90.6 198.4 100.1 98.3 303.6 203.7 100.7 382.3 404.0 409.5 304.5 279.9 282.9 213.2 Capex as % of Sales from continuing operations 3.3% 2.3% 3.0% 2.0% 2.7% 1.2% 3.0% 2.9% 2.8% 2.5% 3.2% 3.0% 2.6% 4.3% 3.9% 2.4% As Historically Reported prior to 2013 Discontinued Operations: Nine Months First Half Q1 Full Year Nine Months First Half Full Year Q3 Q2 Q1 Full Year Full Year Full Year 2013 2013 2013 2012 2012 2012 2011 2011 2011 2011 2010 2009 2008 Capex 10.9$ 8.4$ 4.7$ 13.5$ 9.8$ 6.9$ 15.6$ 3.7$ 3.4$ 3.2$ 13.3$ 6.5$ 17.6$ Total Sales 460.6 301.1 149.5 576.9 438.6 301.3 588.5 146.1 146.9 151.5 552.6 499.0 691.7 Capex as % of Sales 2.4% 2.8% 3.1% 2.3% 2.2% 2.3% 2.6% 2.5% 2.3% 2.1% 2.4% 1.3% 2.6% 2014 Full Year

Controllable Working Capital

CTS Corporation

Definition of Financial Term - "Controllable Working Capital as a Percentage of Annualized Sales"

($ in millions)

Controllable working capital is defined as accounts receivable plus inventories less accounts payable

	December 2015	September 2015	June 2015	March 2015	December 2014	September 2014	June 29 2014	March 30, 2014	December 31 2013	September 29 2013	June 30 2013	March 31 2013	December 31, 2012	September 30, 2012
Net Accounts Receivable	$ 54.6	$ 59.2	$ 63.0	$ 67.1	$ 56.9	$ 63.1	$ 61.1	$ 67.9	$ 62.7	$ 96.8	$ 93.9	$ 93.7	$ 89.4	$ 81.0
Acquisition Adjustments - D&R													(8.1)	
Adjusted net accounts receivable	54.6	59.2	63.0	67.1	56.9	63.1	61.1	67.9	62.7	96.8	93.9	93.7	81.3	
Net Inventory	24.6	27.0	30.4	28.6	27.9	29.9	28.4	27.0	32.2	84.6	85.2	82.1	82.6	75.0
Acquisition Adjustments - D&R													(6.7)	
Adjusted net inventory	24.6	27.0	30.4	28.6	27.9	29.9	28.4	27.0	32.2	84.6	85.2	82.1	75.9	
Accounts Payable	(40.3)	(39.5)	(45.7)	(44.2)	(43.3)	(45.4)	(43.7)	(43.8)	(47.1)	(71.5)	(70.7)	(68.3)	(67.7)	(59.2)
Acquisition Adjustments - D&R													3.7	
Adjusted accounts payable	(40.3)	(39.5)	(45.7)	(44.2)	(43.3)	(45.4)	(43.7)	(43.8)	(47.1)	(71.5)	(70.7)	(68.3)	(64.1)	
Controllable Working Capital	38.9	46.7	47.7	51.5	41.5	47.6	45.8	50.9	47.8	109.9	108.4	107.5	93.1	96.8
Quarterly sales	$ 93.3	$ 90.6	$ 100.1	$ 98.3	$ 100.4	$ 100.0	$ 103.0	$ 100.7	$ 102.4	$ 159.6	$ 151.6	$ 149.5	$ 138.3	$ 137.4
Acquisition Adjustments - D&R														
Adjusted quarterly sales	$ 93.3	$ 90.6	$ 100.1	$ 98.3	$ 100.4	$ 100.0	$ 103.0	$ 100.7	$ 102.4	$ 159.6	$ 151.6	$ 149.5	$ 138.3	$ 137.4
Multiplied by 4	4	4	4	4	4	4	4	4	4	4	4	4	4	4
Annualized sales	373.20	362.40	400.40	393.20	401.60	399.83	411.92	402.82	409.54	638.25	606.24	598.05	553.19	549.43
Controllable Working Capital % - Annual	10.4%	12.9%	11.9%	13.1%	10.3%	11.9%	11.1%	12.6%	11.7%	17.2%	17.9%	18.0%	16.8%	17.6%

	1st Half - July 1 2012	April 1, 2012	Full Year 2011	October 2, 2011	July 3, 2011	April 3, 2011	Full Year 2010	October 3, 2010	July 4 2010	April 4, 2010	Full Year 2009	September 27, 2009	June 28, 2009	March 29, 2009
Net Accounts Receivable	90.6	$ 89.9	$ 88.3	$ 90.3	$ 87.8	$ 96.4	$ 95.9	$ 90.1	$ 94.6	$ 74.1	$ 71.7	$ 75.9	$ 75.6	$ 76.7
Acquisition Adjustments - D&R														
Adjusted net accounts receivable														
Net Inventory	76.7	92.1	92.5	91.4	88.6	87.9	76.9	76.6	68.8	60.0	54.3	60.5	61.7	70.2
Acquisition Adjustments - D&R														
Adjusted net inventory														
Accounts Payable	(64.5)	(74.6)	(80.5)	(78.9)	(77.1)	(79.4)	(75.4)	(70.5)	(68.2)	(59.5)	(52.3)	(62.2)	(55.0)	(53.4)
Acquisition Adjustments - D&R														
Adjusted accounts payable														
Controllable Working Capital	102.9	107.4	100.4	102.8	99.3	104.9	97.4	96.2	95.2	74.5	73.7	74.2	82.3	93.5
Quarterly sales	154.3	$ 147.0	$ 144.0	$ 146.1	$ 146.9	$ 151.5	$ 145.0	$ 139.4	$ 138.9	$ 129.4	$ 133.9	$ 126.5	$ 120.4	$ 118.1
Acquisition Adjustments - D&R														
Adjusted quarterly sales	154.3	$ 147.0	$ 144.0	$ 146.1	$ 146.9	$ 151.5	$ 145.0	$ 139.4	$ 139.4	$ 129.4	$ 133.9	$ 126.5	$ 120.4	$ 118.1
Multiplied by 4	4	4	4	4	4	4	4	4	4	4	4	4	4	4
Annualized sales	617.18	587.88	576.00	584.28	587.64	606.00	580.10	557.45	557.45	517.61	535.55	506.40	481.60	472.40
Controllable Working Capital % - Annual	16.7%	18.3%	17.4%	17.6%	16.9%	17.3%	16.8%	17.3%	15.3%	14.4%	13.8%	14.7%	17.1%	19.8%

	1st Half 2010	2nd Half 2009	1st Half 2009
Net Accounts Receivables	$ 94.6	$ 71.7	$ 75.6
Net Inventory	68.8	54.3	61.7
Accounts Payable	(68.2)	(52.3)	(55.0)
Controllable Working Capital	95.2	73.7	82.3
Quarterly sales	$ 138.9	$ 133.9	$ 120.4
Acquisition Adjustments			
Adjusted quarterly sales	$ 138.9	$ 133.9	$ 120.4
Multiplied by 4	4	4	4
Annualized sales	555.60	535.60	481.60
Controllable Working Capital % - Annual	15.3%	13.8%	17.1%

26

Debt to Capital

CTS Corporation
Definition of Financial Term - "Total Debt to Capitalization"
($ in millions)

	2015 Q4	2015 Q3	2015 Q2	2015 Q1	2014 Q4	2014 Q3	2014 Q2	2014 Q1	2013 Q4	2013 Q3	2013 Q2	2013 Q1
Notes payable	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Current portion of long-term debt	-	-	-	-	-	-	-	-	-	-	-	-
Long-term debt	90.7	90.5	88.7	83.2	75.0	80.3	76.2	76.6	75.0	128.6	129.5	164.0
Total debt	90.7	90.5	88.7	83.2	75.0	80.3	76.2	76.6	75.0	128.6	129.5	164.0
Total shareholders' equity	281.7	295.6	305.5	293.1	289.8	311.5	305.2	301.7	296.9	269.6	261.6	269.7
Total capitalization	$ 372.4	$ 386.1	$ 394.2	$ 376.3	$ 364.8	$ 391.8	$ 381.4	$ 378.3	$ 371.9	$ 398.2	$ 391.1	$ 433.7
Total debt to capitalization	24.4%	23.4%	22.5%	22.1%	20.6%	20.5%	20.0%	20.2%	20.2%	32.3%	33.1%	37.8%

	2012 Q4	2012 Q3	2012 Q2	2012 Q1	2011 Q4	2011 Q3	2011 Q2	2011 Q1	2010 1st Half	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4	2009 Q3	2009 Q2	2009 Q1
Notes payable	$ -	$ -	$ -	$ -	$ -	$ -	$ 0.2	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 0.2
Current portion of long-term debt	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Long-term debt	153.5	94.5	97.0	108.7	74.4	89.7	74.5	80.3	65.9	70.0	77.1	65.9	56.0	50.4	49.5	51.0	85.9
Total debt	153.5	94.5	97.0	108.7	74.4	89.7	74.7	80.3	65.9	70.0	77.1	65.9	56.0	50.4	49.5	51.0	86.1
Total shareholders' equity	267.8	272.4	265.5	264.9	263.3	291.1	285.7	281.5	256.9	274.3	265.1	256.9	251.2	247.5	241.9	237.1	242.6
Total capitalization	$ 421.3	$ 366.9	$ 362.5	$ 373.6	$ 337.7	$ 380.8	$ 360.5	$ 361.8	$ 322.8	$ 344.3	$ 342.2	$ 322.8	$ 307.2	$ 297.9	$ 291.4	$ 288.1	$ 328.7
Total debt to capitalization	36.4%	25.8%	26.8%	29.1%	22.0%	23.6%	20.7%	22.2%	20.4%	20.3%	22.5%	20.4%	18.2%	16.9%	17.0%	17.7%	26.2%

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Free Cash Flow

CTS Corporation
Free Cash Flow
($ in millions)

	2015 Q4	2015 Q3-YTD	2015 Q3	2015 First Half	2015 Q2	2015 Q1
Cash flows provided by (used in) operations	$ 14.5	$ 24.1	$ 8.6	$ 15.5	$ 15.0	$ 0.5
Capital expenditures	(3.1)	(6.6)	(2.7)	(3.9)	(2.7)	(1.2)
Capital expenditures to replace property damaged by casualty	-	-	-	-	-	-
Insurance proceeds for property damage due to casualty	-	-	-	-	-	-
Net capital expenditures	(3.1)	(6.6)	(2.7)	(3.9)	(2.7)	(1.2)
Free cash flow	$ 11.4	$ 17.5	$ 5.9	$ 11.6	$ 12.3	$ (0.7)

	2014 Q4	2014 Q3-YTD	2014 Q3	2014 First Half	2014 Q2	2014 Q1
Cash flows provided by (used in) operations	$ 17.1	$ 15.3	$ 5.3	$ 10.1	$ 16.1	$ (6.1)
Capital expenditures	(3.9)	(9.0)	(3.0)	(6.0)	(3.2)	(2.8)
Capital expenditures to replace property damaged by casualty	-	-	-	-	-	-
Insurance proceeds for property damage due to casualty	-	-	-	-	-	-
Net capital expenditures	(3.9)	(9.0)	(3.0)	(6.0)	(3.2)	(2.8)
Free cash flow	$ 13.2	$ 6.3	$ 2.3	$ 4.1	$ 12.9	$ (8.9)

	2013 Q4	2013 Q3-YTD	2013 Q3	2013 Q2	2013 Q1
Cash flows provided by (used in) operations	$ 12.1	$ 25.5	$ 15.3	$ 13.7	$ (3.5)
Capital expenditures	(3.1)	(10.9)	(2.5)	(3.7)	(4.7)
Capital expenditures to replace property damaged by casualty	-	-	-	-	-
Insurance proceeds for property damage due to casualty	-	-	-	-	-
Net capital expenditures	(3.1)	(10.9)	(2.5)	(3.7)	(4.7)
Free cash flow	$ 9.0	$ 14.6	$ 12.8	$ 10.0	$ (8.2)

	2012 Q4	2012 Q3-YTD	2012 Q3	2012 First Half	2012 Q2	2012 Q1
Cash flows provided by (used in) operations	$ 16.7	$ 25.0	$ 13.0	$ 12.0	$ 16.1	$ (4.1)
Capital expenditures	(3.7)	(9.8)	(2.9)	(6.9)	(2.5)	(4.4)
Capital expenditures to replace property damaged by casualty	-	(2.9)	-	(2.9)	(1.1)	(1.8)
Insurance proceeds for property damage due to casualty	-	2.3	-	2.3	-	2.3
Net capital expenditures	(3.7)	(10.4)	(2.9)	(7.5)	(3.6)	(3.9)
Free cash flow	$ 13.0	$ 14.6	$ 10.1	$ 4.5	$ 12.5	$ (8.0)

	2011 Q4	2011 Q3-YTD	2011 Q3	2011 First Half	2011 Q2	2011 Q1
Cash flows provided by (used in) operations	$ 8.9	$ 13.4	$ 4.5	$ 8.8	$ 11.3	$ (2.5)
Capital expenditures	(5.4)	(10.2)	(3.7)	(6.5)	(3.4)	(3.2)
Capital expenditures to replace property damaged by casualty	(1.8)	(2.9)	(2.9)	-	-	-
Insurance proceeds for property damage due to casualty	3.7	3.1	3.1	-	-	-
Net capital expenditures	(3.5)	(10.1)	(3.6)	(6.5)	(3.4)	(3.2)
Free cash flow	$ 5.4	$ 3.3	$ 0.9	$ 2.3	$ 8.0	$ (5.7)

	2010 Q4	2010 Q3	2010 Q2	2010 Q1
Cash flows provided by (used in) operations	$ 11.2	$ 1.7	$ 1.0	$ 5.3
Capital expenditures	(2.8)	(4.3)	(4.7)	(1.5)
Capital expenditures to replace property damaged by casualty	-	-	-	-
Insurance proceeds for property damage due to casualty	-	-	-	-
Net capital expenditures	(2.8)	(4.3)	(4.7)	(1.5)
Free cash flow	$ 8.5	$ (2.5)	$ (3.7)	$ 3.8

	2009 Q4	2009 Q3	2009 Q2	2009 Q1
Cash flows provided by (used in) operations	$ 12.5	$ 18.4	$ 19.7	$ (4.0)
Capital expenditures	(1.9)	(1.8)	(1.4)	(1.4)
Capital expenditures to replace property damaged by casualty	-	-	-	-
Insurance proceeds for property damage due to casualty	-	-	-	-
Net capital expenditures	(1.9)	(1.8)	(1.4)	(1.4)
Free cash flow	$ 10.7	$ 16.6	$ 18.3	$ (5.4)

CTS

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